Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Summary of Significant Accounting Policies

1. Organization and Summary of Significant Accounting Policies

Luna Innovations Incorporated (“We” or the “Company”), headquartered in Roanoke, Virginia was incorporated in the Commonwealth of Virginia in 1990 and reincorporated in the State of Delaware in April 2003.

We develop, manufacture and market fiber optic sensing and test & measurement products focused on bringing new and innovative technology solutions to measure, monitor, protect and improve critical processes in the aerospace, automotive, energy, composite, telecommunications and defense industries. Our business model is designed to accelerate the process of bringing new and innovative products to market. We use our in-house technical expertise to perform applied research services on government-funded projects across a range of technologies and also for corporate customers in the fiber optic sensing area. We are organized into two business segments: our Technology Development segment and our Products and Licensing segment. Our Technology Development segment performs applied research principally on government-funded projects. Most of the government funding in our Technology Development segment is derived from the U.S. Government’s Small Business Innovation Research, or SBIR, program coordinated by the U.S. Small Business Administration, or SBA. Our Products and Licensing segment focuses on fiber optic test and measurement, sensing, and instrumentation products.

We have a history of net losses and negative cash flow from operations. We have historically managed our liquidity through cost reduction initiatives, debt financings and capital markets transactions.

Although there can be no guarantees, we believe that our current cash balance, including the proceeds from the sale of our medical shape sensing business to Intuitive in January 2014 described in Note 15, our cash flow from operations, and the funds available to us under the Credit Facility described in Note 3 below, provide adequate liquidity for us to meet our working capital needs through 2014.

Discontinued Operations

The Company’s Board of Directors and management determined that it would be in the best interest of the Company’s stockholders to sell the Secure Computing and Communication (“SCC”) group, which was part of the Technology Development segment, and medical shape sensing shape sensing business, which was part of the Product and Licensing Segment. On March 1, 2013, we completed the sale of our SCC for approximately $6.1 million. On January 21, 2014 we sold our assets associated with the medical shape sensing business for approximately $30.0 million.

As a result, the Company has classified the operating results, net of taxes, of the aforementioned businesses as discontinued operations. The accompanying consolidated balance sheets of the Company as of December 31, 2012 and 2013, and the related consolidated statements of operations and cash flows for each of the two years in the period ended December 31, 2013, and the related notes to the consolidated financial statements have been retrospectively revised to reflect the classification of discontinued operations for these businesses. See Note 15, Discontinued Operations for further information. Unless otherwise noted, the following notes refer to the Company’s continuing operations.

Consolidation Policy

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States, or GAAP and include the accounts of the Company and its wholly owned subsidiaries. We eliminate from our financial results all significant intercompany transactions. We do not have any investments in entities we believe are variable interest entities for which the Company is the primary beneficiary.

Preferred Stock Issued to Carilion Clinic

In January 2010, we entered into a transaction with Carilion Clinic (“Carilion”), in which Carilion agreed to exchange all of its Senior Convertible Promissory Notes in the principal amount of $5.0 million plus all accrued but unpaid interest, totaling $1.2 million, for (i) 1,321,514 shares of our newly designated Series A Convertible Preferred Stock and (ii) an additional warrant to purchase 356,000 shares of our common stock at an exercise price of $2.50 per share. This warrant is exercisable until December 31, 2020. We also agreed to reduce the exercise price of Carilion’s prior common stock warrant from $7.98 to $2.50 per share and to extend its expiration date to December 31, 2020. The Series A Convertible Preferred Stock carries a dividend of 6% payable in shares of common stock and maintains a liquidation preference up to $6.2 million. As of December 31, 2013, a cumulative total of 314,525 shares of common stock were issuable to Carilion, on their demand, as dividends and have been recorded in the statement of stockholders’ equity. Each share of Series A Convertible Preferred Stock may be converted into one share of our common stock at the option of the holder. We recorded the fair value of the Series A Convertible Preferred Stock, determined based upon the conversion value immediately prior to the exchange, the fair value of the new warrant issued, determined using the Black-Scholes valuation model, and the incremental fair value of the prior warrant due to the re-pricing and extension of expiration to stockholders’ equity.

Use of Estimates

The preparation of our consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our consolidated financial statements and accompanying notes.

Although these estimates are based on our knowledge of current events and actions we may undertake in the future, actual results may differ from such estimates and assumptions.

Technology Development Revenues

We perform research and development for U.S. government agencies, educational institutions and commercial organizations. We recognize revenues under research contracts when a contract has been executed, the contract price is fixed and determinable, delivery of services or products has occurred and collection of the contract price is considered reasonably assured. Revenue is earned under cost reimbursable, time and materials and fixed price contracts. Direct contract costs are expensed as incurred.

Under cost reimbursable contracts, we are reimbursed for costs that are determined to be reasonable, allowable and allocable to the contract and are paid a fixed fee representing the profit negotiated between us and the contracting agency. Revenue from cost reimbursable contracts is recognized as costs are incurred plus a portion of the fee earned. Revenue from time and materials contracts is recognized based on direct labor hours expended at contract billing rates plus other billable direct costs.

Revenue from fixed price research contracts that involve the delivery of services and a prototype model is recognized under the percentage of completion method. Fixed price arrangements that involve the delivery of research reports are recognized under the proportional performance method based upon the ratio of costs incurred to achieve contract milestones to total estimated cost as this method more accurately measures performance under these arrangements. Losses on contracts, if any, are recognized in the period in which they become known.

Intellectual Property License Revenues

Amounts received from third parties for licenses to our intellectual property are recognized when earned under the terms of the agreements. Revenues are recognized upon transfer of the license unless we have continuing obligations for which fair value cannot be established, in which case the revenues are recognized over the period of the obligation. If there are extended payment terms, license fee revenues are recognized as these payments become due and collection is reasonably assured. We consider all arrangements with payment terms extending beyond 12 months not to be fixed and determinable.

Certain of our license arrangements have also required us to enter into research and development agreements. Accordingly, we allocate our arrangement fees to the various elements based upon objective reliable evidence of fair value, if available. For those arrangements in which evidence of fair value is not available, we defer revenues from any up-front payments and recognize them over the service period in the arrangement. Certain of these arrangements also include the payment of performance bonuses based upon the achievement of specific milestones. Generally, there are no assurances at the onset of these arrangements that the milestones will be achieved. As such, fees related to such milestones are excluded from the initial allocation of the arrangement fee and are recognized upon achievement of the milestone provided that all other revenue recognition criteria are met.

Product Sales Revenues

Revenues from product sales are generated by the sale of commercial products and services under various sales programs to the end user and through distribution channels. We sell fiber optic sensing systems to end users for use in numerous fiber optic based measurement applications. Revenues are recorded net of applicable sales taxes collected from customers and payable to state or local governmental entities.

We recognize revenue relating to our products when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability of the resulting receivable is reasonably assured.

For multi-element arrangements that include tangible products that contain software that is essential to the tangible product’s functionality, we allocate revenue to all deliverables based on their relative selling prices. Other deliverables include extended warranty, training and various add-on products. In such circumstances, we use a hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence of fair value or VSOE, (ii) third-party evidence of selling price or TPE, and (iii) best estimate of the selling price or ESP. VSOE generally exists only when we sell the deliverable separately and is the price actually charged by us for that deliverable. ESPs reflect our best estimates of what the selling prices of elements would be if they were sold regularly on a stand-alone basis.

Our process for determining our ESP for deliverables without VSOE or TPE considers multiple factors that may vary depending upon the unique facts and circumstances related to each deliverable. Key factors considered in developing the ESPs include prices charged by us for similar offerings, our historical pricing practices, the nature of the deliverables, and the relative ESP of all of the deliverables as compared to the total selling price of the product. We may also consider, when appropriate, the impact of other products and services on selling price assumptions when developing and reviewing our ESPs.

Revenues from product sales that require no ongoing obligations are recognized as revenues when shipped to the customer, title has passed and collection is reasonably assured. In transactions in which a right-of-return exists, revenues are deferred until acceptance has occurred and the period for the right-of-return has lapsed.

Allowance for Uncollectible Receivables

Accounts receivable are recorded at their face amount, less an allowance for doubtful accounts. We review the status of our uncollected receivables on a regular basis. In determining the need for an allowance for uncollectible receivables, we consider our customers’ financial stability, past payment history and other factors that bear on the ultimate collection of such amounts. The allowance was $0 at December 31, 2012 and approximately $134,811 at December 31, 2013.

Cash Equivalents

We consider all highly liquid investments purchased with maturities of three months or less to be cash equivalents. To date, we have not incurred losses related to cash and cash equivalents. The Company regularly maintains cash balances with financial institutions which exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At December 31, 2013 and December 31, 2012, the Company had approximately $7.5 million and $6.1 million, respectively, in excess of FDIC insured limits.

Fair Value Measurements

The Company’s financial assets and liabilities are measured at fair value, which is defined as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. Valuation techniques are based on observable or unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. These two types of inputs have created the following fair value hierarchy:

•	Level 1—Quoted prices for identical instruments in active markets.

•	Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant value drivers are observable.

•	Level 3—Valuations derived from valuation techniques in which significant value drivers are unobservable.

The carrying values of cash and cash equivalents, accounts receivable and accounts payable approximate fair value because of the short-term nature of these instruments. The carrying value of the promissory notes approximate fair value as the interest rate is comparable to the interest rate on our credit facility with Silicon Valley Bank, which we consider to be at market.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. We record depreciation using the straight-line method over the following estimated useful lives:

Equipment	3 – 7 years
Furniture and fixtures	7 years
Software	3 years
Leasehold improvements	Lesser of lease term or life of improvements

Intangible Assets

Intangible assets consist of patents related to certain intellectual property that we have developed or acquired. We amortize our patents over their estimated useful life of five years, and analyze them whenever events or circumstances indicate that the carrying amount may not be recoverable to determine whether their carrying value has been impaired.

Research, Development and Engineering

Research, development and engineering expenses not related to contract performance are expensed as incurred. We expensed $2.8 million and $3.1 million of non-contract related research, development and engineering expenses for the years ended December 31, 2012 and 2013, respectively.

Valuation of Long-Lived Assets

We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Assets to be disposed of by sale are reflected at the lower of their carrying amount or fair value less cost to sell.

Inventory

Inventory consists of finished goods, work in process and parts valued at the lower of cost (determined on the first-in, first-out basis) or market. We provide reserves for estimated obsolescence or unmarketable inventory equal to the difference between the carrying value of the inventory and the estimated market value based upon assumptions about future demand and market conditions.

Net Loss per Share

Basic per share data is computed by dividing net loss attributable to common stockholders by the weighted average number of shares outstanding during the period. Diluted per share data is computed by dividing net loss attributable to common stockholders by the weighted average shares outstanding during the period increased to include, if dilutive, the number of additional common share equivalents that would have been outstanding if potential common shares had been issued using the treasury stock method. Diluted per share data would also include the potential common share equivalents relating to convertible securities by application of the if-converted method.

The effect of 2.4 million and 2.3 million common stock equivalents (which include outstanding warrants and stock options) are not included for the years ended December 31, 2012 and 2013 respectively, as they are antidilutive to earnings per share due to the Company’s loss from continuing operations.

Stock-Based Compensation

We have a stock-based compensation plan, which is described further in Note 8. We recognize compensation expense based upon the fair value of the underlying equity award as of the date of grant. The Company has elected to use the Black-Scholes option pricing model to value any awards granted. We amortize stock-based compensation for such awards on a straight-line method over the requisite service period of the awards taking into account the effects of the employees’ expected exercise and post-vesting employment termination behavior.

The Company recognizes expense for equity instruments issued to non-employees based upon the fair value of the equity instruments issued.

The fair value of each option granted is estimated as of the grant date using the Black-Scholes option pricing model with the following assumptions:

	2012	2013
Risk-free interest rate range	1.02% – 1.49%	1.27% – 2.34%
Expected life of option-years	7.5	7.5
Expected stock price volatility	108%	108%
Executive turnover rates	— %	— %
Non-executive turnover rates	18.5%	14.7%
Expected dividend yield	—	—

The risk-free interest rate is based on U.S. Treasury interest rates, the terms of which are consistent with the expected life of the stock options. Expected volatility is based upon the average volatility of our common stock. The expected life and estimated post-employment termination behavior is based upon historical experience of homogeneous groups, executives and non-executes, within our company. We do not currently issue dividends nor do we expect to in the foreseeable future.

Advertising

We expense the cost of advertising as incurred. Historically such amounts have not been significant to our operations.

Income Taxes

We account for income taxes using the liability method. Deferred tax assets or liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when the differences reverse. A valuation allowance against net deferred tax assets is provided unless we conclude it is more likely than not that the deferred tax assets will be realized.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities.